Exhibit 10.1

AMENDMENT NO. 1 TO FORBEARANCE AGREEMENT

This AMENDMENT NO. 1 TO FORBEARANCE AGREEMENT (this “Amendment”) is entered into as of June 30, 2014, by and among ANCHOR HOCKING, LLC, a Delaware limited liability company (“Anchor”), ONEIDA LTD., a Delaware corporation (together with Anchor, each individually a “Borrower” and, collectively, the “Borrowers”), UNIVERSAL TABLETOP, INC., a Delaware corporation (“Holdings”), the Lenders party to the Term Loan Agreement (dfined below) listed on the signature pages hereto and constituting the Required Lenders, each other Subsidiary of Holdings party hereto (collectively, the “Guarantors”) and DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Term Loan Agreement or the Forbearance Agreement (defined below), as applicable.

RECITALS

WHEREAS, Holdings, the Borrowers, the Lenders, the Administrative Agent and other parties thereto are parties to that certain Term Loan Agreement, dated as of May 21, 2013 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”), pursuant to which, among other things, the Lenders have agreed, subject to the terms and conditions set forth in the Term Loan Agreement, to make certain loans and other financial accommodations to the Borrowers;

WHEREAS, Holdings, the Borrowers, the Lenders, and the Administrative Agent entered into that certain Forbearance Agreement, dated as of May 30, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Forbearance Agreement”), pursuant to which, among other things, the Lenders (and the Administrative Agent on behalf of the Lenders) agreed to forbear until the Forbearance Termination Date from exercising certain rights and remedies subject to the terms and conditions set forth in the Forbearance Agreement;

WHEREAS, the Borrowers and Holdings have requested that the Lenders (and the Administrative Agent on behalf of the Lenders) extend the Forbearance Termination Date on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing, the terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments to Forbearance Agreement. The Forbearance Agreement hereby is amended as follows:

(a)	The phrase “in each case for the Fiscal Quarter ended March 31, 2014” appearing in the Recital to the Forbearance Agreement defining the “Specified Defaults” is deleted and replaced with “in each case for the Fiscal Quarters ended March 31, 2014 and June 30, 2014”.

(b)	The reference to “June 30, 2014” appearing in the definition of “Forbearance Period” in Section 2(d)(vi) of the Forbearance Agreement is deleted and replaced with “July 15, 2014”.

SECTION 2. Agreements and Acknowledgements. Each of the Loan Parties hereby agrees, confirms and acknowledges as follows:

(a) As of the Amendment Effective Date (defined below), each Loan Party continues to be in compliance with all of the terms and provisions set forth in the Forbearance Agreement (as amended by this Amendment).

(b) As of the Amendment Effective Date, the representations and warranties set forth in the recitals hereto and in the Forbearance Agreement are true and correct with the same effect as though such representations and warranties had been made on the date hereof.

(c) The Forbearance Agreement (as amended by this Amendment) has been duly executed and delivered on each Loan Party’s behalf by a duly authorized officer, and constitutes each Loan Party’s legal, valid and binding obligation enforceable in accordance with its terms.

(d) The Administrative Agent and Lenders party hereto represent and warrant that the Lenders party hereto, on and as of the date hereof, collectively hold Loans having an aggregate principal amount greater than a majority of the outstanding Loans on the date hereof and, such Lenders collectively constitute the Required Lenders. By executing this Amendment, the Lenders party hereto hereby request that the Administrative Agent execute this Amendment.

SECTION 3. Effect of Forbearance Agreement. Except as specifically amended hereby, the terms and provisions of the Forbearance Agreement are in all other respects ratified and confirmed and remain in full force and effect without modification or limitation. This Amendment is not intended to be, nor shall it be construed to create, a novation, a waiver or accord and satisfaction of the Forbearance Agreement or any obligations thereunder. No reference to this Amendment need be made in any notice, writing or other communication relating to the Forbearance Agreement, and any such reference to the Forbearance Agreement is deemed a reference thereto as amended by this Amendment.

SECTION 4. Condition Precedent to Amendment Effective Date. This Amendment shall not become effective unless and until this Amendment is duly executed by the parties hereto, including Lenders constituting the “Required Lenders” under the Term Loan Agreement (the date on which such condition is satisfied, the “Amendment Effective Date”).

SECTION 5. Release. By its execution hereof and in consideration of the mutual covenants contained herein and other accommodations granted to the Loan Parties hereunder, each Loan Party, on behalf of itself and each of its Subsidiaries, and its or their successors, assigns and agents, hereby expressly forever waives, releases and discharges any and all claims

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(including, without limitation, cross-claims, counterclaims, and rights of setoff and recoupment), causes of action (whether direct or derivative in nature), demands, suits, costs, expenses and damages (collectively, the “Claims”) any of them may, as a result of actions or inactions occurring on or prior to the Amendment Effective Date, have or allege to have as of the Amendment Effective Date (and all defenses that may arise out of any of the foregoing) of any nature, description, or kind whatsoever, based in whole or in part on facts, whether actual, contingent or otherwise, now known, unknown, or subsequently discovered, whether arising in law, at equity or otherwise, against the Administrative Agent or any Lender, their respective affiliates, agents, principals, managers, managing members, members, stockholders, “controlling persons” (within the meaning of the United States federal securities laws), directors, officers, employees, attorneys, consultants, advisors, agents, trusts, trustors, beneficiaries, heirs, executors and administrators of each of the foregoing (collectively, the “Released Parties”) arising out of, or relating to, the Forbearance Agreement, this Amendment, the Term Loan Agreement, the other Loan Documents and any or all of the actions and transactions contemplated hereby or thereby, including any actual or alleged performance or non-performance of any of the Released Parties hereunder or under the other Loan Documents. Each Loan Party hereby acknowledges that the agreements in this Section 7 are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Claims. In entering into this Amendment, each Loan Party expressly disclaims any reliance on any representations, acts, or omissions by any of the Released Parties and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above does not depend in any way on any such representation, acts and/or omissions or the accuracy, completeness, or validity thereof. The provisions of this paragraph shall survive the termination or expiration of the Forbearance Period and the termination of the Loan Documents and the payment in full in cash of all Obligations of the Loan Parties under or in respect of the Term Loan Agreement and other Loan Documents and all other amounts owing thereunder.

SECTION 6. Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any party hereto may execute and deliver a counterpart of this Amendment by delivering by facsimile or other electronic transmission a signature page of this Amendment signed by such party, and any such facsimile or other electronic signature shall be treated in all respects as having the same effect as an original signature.

SECTION 8. Reference to Forbearance Agreement. All references to the “Forbearance Agreement”, “hereunder”, “hereof” or words of like import in the Forbearance Agreement shall mean and be a reference to the Forbearance Agreement as modified hereby and as may in the future be amended, restated, supplemented or modified from time to time.

SECTION 9. No Other Amendment; Reservation of Rights; No Waiver; Finance Document. This Amendment shall be part of the Forbearance Agreement and shall constitute a Loan Document as that term is defined in the Term Loan Agreement Agreement. Other than as otherwise expressly provided herein and in the Forbearance Agreement, this Amendment shall

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not be deemed to operate as an amendment or waiver of, or to prejudice, any right, power, privilege, or remedy of the Lenders under this Amendment, the Forbearance Agreement, the Term Loan Agreement, any other Loan Document, or applicable law, nor shall entering into this Amendment preclude the Lenders from refusing to enter into any further amendments, waivers or forbearances with respect to the Term Loan Agreement.

[Signature pages to follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Forbearance Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

UNIVERSAL TABLETOP, INC., as Holdings

By:	/s/ Sam A. Solomon
Name: Sam A. Solomon
Title: Chief Executive Officer and President

ANCHOR HOCKING, LLC, as Borrower

By:	/s/ Sam A. Solomon
Name: Sam A. Solomon
Title: Chief Executive Officer and President

ONEIDA LTD., as Borrower

By:	/s/ Sam A. Solomon
Name: Sam A. Solomon
Title: Chief Executive Officer and President

BUFFALO CHINA, INC. DELCO INTERNATIONAL, LTD. SAKURA, INC. THC SYSTEMS, INC. KENWOOD SILVER COMPANY, INC. ONEIDA SILVERSMITHS INC. ONEIDA INTERNATIONAL INC. ONEIDA FOOD SERVICE, INC., as Guarantors

By:	/s/ Sam A. Solomon
Name: Sam A. Solomon
Title: Chief Executive Officer and President

[Signature Page to Amendment No. 1 to Forbearance Agreement]

ColumbusNova CLO IV Ltd. 2007- II

By:	Columbus Nova Credit Investments
Management, LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

Primus CLO II, Ltd.

By:	CypressTree Investment Management, LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

Bridgeport CLO Ltd. Schiller Park CLO Ltd. Bridgeport CLO II Ltd.

By:	Deerfield Capital Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Forbearance Agreement]

CIFC Funding 2007-1, Ltd.

CIFC Funding 2007-11, Ltd.

CIFC Funding 2011-1, Ltd.

CIFC Funding 2012-1, Ltd.

CIFC Funding 2012-11, Ltd.

CIFC Funding 2012-111, Ltd.

CIFC Funding 2013-1, Ltd.

CIFC Funding 2013-11, Ltd.

CIFC Funding 2013-111, Ltd.

By:	CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Forbearance Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent

By:	/s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Vice President

By:	/s/ Michael Winters
Name:	Michael Winters
Title:	Vice President

[Signature Page to Amendment No. 1 to Forbearance Agreement]

Nationwide Defined Benefit Master Trust, as Lender

By:	/s/ Ronald R. Serpico
Name: Ronald R. Serpico
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Forbearance Agreement]

Nationwide Mutual Fire Insurance Company, as Lender

By:	/s/ Ronald R. Serpico
Name: Ronald R. Serpico
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Forbearance Agreement]

Nationwide Life Insurance Company, as Lender

By:	/s/ Ronald R. Serpico
Name: Ronald R. Serpico
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Forbearance Agreement]

Western Asset Management Company, as investment manager and agent on behalf of certain of its clients, as Lender

By:	/s/ W.Stephen Venable, Jr.
Name: W.Stephen Venable, Jr.
Title: Manager, U.S. Legal and Corporate Affairs

Address:

385 E. Colorado Boulevard

Pasadena, CA 91101

Tel: (626) 844-9456

Email: svenable@westernasset.com

[Signature Page to Amendment No. 1 to Forbearance Agreement]

As Lender,

Voya Prime Rate Trust
By:	Voya Investment Management Co. LLC, as its investment manager

Voya Senior Income Fund
By:	Voya Investment Management Co. LLC, as its investment manager

Voya Floating Rate Fund
By:	Voya Investment Management Co. LLC, as its investment manager

ISL Loan Trust
By:	Voya Investment Management Co. LLC, as its investment advisor

ISL Loan Trust II
By:	Voya Investment Management Co. LLC, as its investment advisor

ING (L) Flex – Senior Loans
By:	Voya Investment Management Co. LLC, as its investment manager

Voya Investment Trust Co. Plan for Employee Benefit Investment Funds – Voya Senior Loan Trust Fund
By:	Voya Investment Trust Co. as its trustee

IBM Personal Pension Plan Trust
By:	Voya Investment Management Co. LLC, as its investment manager

ING Euro Loans Fund I, LLC
By:	Voya Alternative Asset Management LLC, as its managing member

Voya CLO 2011-1, Ltd.
By:	Voya Alternative Asset Management LLC, as its portfolio manager

Voya CLO 2012-1, Ltd.
By:	Voya Alternative Asset Management LLC, as its portfolio manager

BayernInvest Alternative Loan-Fonds
By:	Voya Investment Management Co. LLC, as its investment manager

Voya CLO 2012-2, Ltd.
By:	Voya Alternative Asset Management LLC, as its investment manager

[Signature Page to Amendment No. 1 to Forbearance Agreement]

Voya CLO 2012-3, Ltd.
By:	Voya Alternative Asset Management LLC, as its investment manager

Voya CLO 2012-4, Ltd.
By:	Voya Alternative Asset Management LLC, as its investment manager

California Public Employees’ Retirement System
By:	Voya Investment Management Co. LLC, as its investment manager

Voya CLO 2013-1, Ltd.
By:	Voya Alternative Asset Management LLC, as its investment manager

Voya CLO 2013-2, Ltd.
By:	Voya Alternative Asset Management LLC, as its investment manager

New Mexico State Investment Council
By:	Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Ralph Bucher
Name:	Ralph Bucher
Title:	SVP

[Signature Page to Amendment No. 1 to Forbearance Agreement]